SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:
/ /      Preliminary Information Statement
/ /      Confidential, for Use of the Commission
         Only (as permitted by Rule 14c-5(d)(2))
/X/      Definitive Information Statement

                       The Preferred Group of Mutual Funds
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      Fee computed on table below per Exchange Act Rules 14c-
         5(g) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
-----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
-----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
         (5)  Total fee paid:
-----------------------------------------------------------------
/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                                                               October 11, 2001

                              INFORMATION STATEMENT

                               General Information

     This Information Statement, which is first being mailed on or about October 11, 2001, is distributed in connection with an action to be taken by written consent of the Majority Shareholder (as defined below) of the several series (each a "Fund") of The Preferred Group of Mutual Funds (the "Trust"), on or about November 1, 2001 all as more fully described below. This document is required under the federal securities laws and is provided solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Trustees of the Trust (the "Trustees") have set September 30, 2001 (the "Record Date") as the record date for determining the number of shares and the shareholders entitled to give consent and to receive this Information Statement. A shareholder is entitled to one vote for each share of a Fund held. On the Record Date, the following number of shares of each Fund were outstanding:


------------------------------------------- ----------------------------------
Fund                                        Number of Shares Outstanding
------------------------------------------- ----------------------------------


Large Cap Growth                            42,003,288.807
------------------------------------------- ----------------------------------
Large Cap Value                             18,362,065.099
------------------------------------------- ----------------------------------
International Growth                        2,597,427.303
------------------------------------------- ----------------------------------
International Value                         12,835,044.466
------------------------------------------- ----------------------------------
Small Cap Growth                            7,252,004.534
------------------------------------------- ----------------------------------
Mid Cap Growth                              2,902,129.362
------------------------------------------- ----------------------------------
Asset Allocation                            10,492,334.880
------------------------------------------- ----------------------------------
Fixed Income                                17,708,665.710
------------------------------------------- ----------------------------------
Short-Term Government Securities            8,967,716.943
------------------------------------------- ----------------------------------
Money Market                                205,947,040.056
------------------------------------------- ----------------------------------

     Information concerning shareholders who were known to be the beneficial owners of more than 5% of the shares of a Fund as of the Record Date is set forth below.


------------------------------- -------------------------------------------- ---------------------------- ------------
Fund                            Name of Beneficial Owner                      Shares Beneficially Owned   Percent of
                                                                                                           the Fund
------------------------------- -------------------------------------------- ---------------------------- ------------


Large Cap Growth                Caterpillar Investment Trust 401(k) Plan     28,728,320.645               68.83%
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Caterpillar Insurance Company Ltd.           3,453,543.012                8.27%
                                Insurance Reserves
------------------------------- -------------------------------------------- ---------------------------- ------------
Large Cap Value                 Caterpillar Investment Trust 401(k) Plan     12,295,708.623               67.35%
------------------------------- -------------------------------------------- ---------------------------- ------------



------------------------------- -------------------------------------------- ---------------------------- ------------
                                Caterpillar Insurance Company Ltd.           2,211,774.603                12.11%
                                Insurance Reserves
------------------------------- -------------------------------------------- ---------------------------- ------------
International Growth            Caterpillar Investment Management Ltd.       1,500,000.000                57.75%
                                ("CIML")
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Caterpillar Insurance Company Ltd.           1,000,000.000                38.50%
                                Insurance Reserves
------------------------------- -------------------------------------------- ---------------------------- ------------
International Value             Caterpillar Investment Trust 401(k) Plan     7,205,316.943                53.34%
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Caterpillar Insurance Company Ltd.           1,422,913.758                10.53%
                                Insurance Reserves
------------------------------- -------------------------------------------- ---------------------------- ------------
Small Cap Growth                Caterpillar Investment Trust 401(k) Plan     4,146,852.233                57.59%
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Caterpillar Insurance Company Ltd.           1,809,298.626                25.13%
                                Insurance Reserves
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Charles Schwab & Co., Inc.                   614,446.390                  8.53%
------------------------------- -------------------------------------------- ---------------------------- ------------
Mid Cap Growth                  CIML                                         1,500,000.000                51.69%
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Caterpillar Insurance Company Ltd.           1,000,000.000                34.46%
                                Insurance Reserves
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Caterpillar Investment Trust 401(k) Plan     393,814.638                  13.57%
------------------------------- -------------------------------------------- ---------------------------- ------------
Asset Allocation                Caterpillar Investment Trust 401(k) Plan     6,167,792.732                58.84%
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Empire Southwest LLC                         693,985.03                   6.62%
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Gregory Poole Equipment Company              653,116.33                   6.23%
------------------------------- -------------------------------------------- ---------------------------- ------------
Fixed Income                    Preferred Stable Principal Collective Trust  10,363,043.821               58.43%
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Caterpillar Investment Trust 401(k) Plan     4,799,733.180                27.06%
------------------------------- -------------------------------------------- ---------------------------- ------------
Short-Term Government           Caterpillar Insurance Company Ltd.           3,004,445.000                33.42%
Securities                      Insurance Reserves
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Preferred Stable Principal Collective Trust  2,969,753.516                33.03%
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Caterpillar Investment Trust 401(k) Plan     2,647,524.354                29.45%
------------------------------- -------------------------------------------- ---------------------------- ------------
Money Market                    Caterpillar Investment Trust 401(k) Plan     163,278,432.520              79.36%
------------------------------- -------------------------------------------- ---------------------------- ------------
                                Preferred Stable Principal Collective Trust  15,589,750.130               7.58%
------------------------------- -------------------------------------------- ---------------------------- ------------


     As of the Record Date, Caterpillar Investment Trust 401(k) Plan owned 69.82% of the shares of the Trust (such shareholder, the "Majority Shareholder").

     The address of each of the beneficial owners listed above is as follows:
Caterpillar Investment Trust 401(k) Plan, 100 N.E. Adams Street, Peoria, IL 61629, Preferred Stable Principal Collective Trust, 100 N.E. Adams Street, Peoria, IL 61629, Caterpillar Insurance

Company Ltd. Insurance Reserves, 3322 West End Avenue, Nashville, TN 37203-1031, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, Gregory Poole Equipment Company, 4807 Beryl Road, Raleigh, NC 27606, Empire Southwest LLC, 1725 Country Club Drive, Mesa, AZ 85210-6099 and CIML, 411 Hamilton Blvd., Suite 1200, Peoria, IL 61602.

     CIML serves as manager to each of the Funds of the Trust. Caterpillar Securities Inc. ("CSI"), a wholly-owned subsidiary of CIML, serves as the Trust's distributor. The address of the Trust, CIML and CSI is 411 Hamilton Blvd., Suite 1200, Peoria, IL 61602.

     Further information concerning the Trust is contained in its most recent Annual Report to shareholders, which may be obtained free of charge by writing to The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320 or by telephoning 1-800-662-4769.

                              Election of Trustees

     Mr. Kenneth J. Zika recently announced his intention to resign as a Trustee of the Trust effective November 1, 2001. As Mr. Zika's resignation will result in a Board of Trustees less than two-thirds of which has been elected by the shareholders of the Trust, Section 16(a) of the Investment Company Act of 1940 (the "1940 Act") requires that the Trustees seek shareholder approval to fill the vacancy created by Mr. Zika's resignation. At a meeting held on August 14, 2001, the Trustees voted to nominate Mr. Kevin E. Colgan for election as a Trustee of the Trust. The Trustees also nominated Mr. F. Lynn McPheeters, who currently serves as a Trustee of the Trust. The election of Messrs. McPheeters and Colgan by the shareholders of the Trust will result in a Board of Trustees all of which have been elected by shareholders.

     The Trustees have recommended that shareholders of the Funds elect Messrs. McPheeters and Colgan to serve as Trustees of the Trust effective November 1, 2001, and the Majority Shareholder of the Trust has indicated on a preliminary basis that it intends to vote for both nominees.

          Certain Information Regarding Trustees, Nominees and Officers

     Trustees, nominees and officers of the Trust and their principal occupations during the past five years are as follows:


------------------------------------ --------------------------------------- ------------------------------------------
Name, Address and Age                Position(s) Held with the Trust         Principal Occupation(s) During Past 5
                                                                             Years
------------------------------------ --------------------------------------- ------------------------------------------


Gary M. Anna, 48,                    Trustee                                 Vice President, Business Affairs,
1501 W. Bradley Avenue                                                       Bradley University; Interim President,
Peoria, IL 61625                                                             Bradley University, June 1999 to June
                                                                             2000
------------------------------------ --------------------------------------- ------------------------------------------


                                       3




------------------------------------ --------------------------------------- ------------------------------------------

William F. Bahl, 50,                 Trustee                                 President, Bahl & Gaynor, Inc. (a
212 E. Third Street                                                          registered investment adviser);
Suite 200                                                                    Director, Cincinnati Financial
Cincinnati, OH 45202                                                         Corporation
------------------------------------ --------------------------------------- ------------------------------------------

Kevin E. Colgan*, 49,                Nominee                                 Treasurer, Caterpillar Inc.
100 N.E. Adams Street                                                        (manufacturer of machinery and engines),
Peoria, IL 61629-5330                                                        2001 to present; Vice President,
                                                                             Caterpillar Financial Services Inc.
                                                                             (provider of financial services related
                                                                             to Caterpillar Inc.), 1997 to 2001;
                                                                             Managing Director, Caterpillar Financial
                                                                             of Australia Ltd., 1992 to 1997
------------------------------------ --------------------------------------- ------------------------------------------

F. Lynn McPheeters*, 58,             Trustee and Nominee                     Vice President and Chief Financial
100 N.E. Adams Street                                                        Officer, Caterpillar Inc., 1998 to
Peoria, IL 61629-5330                                                        present; Treasurer, Caterpillar Inc.,
                                                                             1996 to 1998; Executive Vice President,
                                                                             Caterpillar Financial Services Inc.,
                                                                             1990 to 1996; Director, CIML; Director,
                                                                             RLI Corp.
------------------------------------ --------------------------------------- ------------------------------------------

Dixie L. Mills, 53,                  Trustee                                 Dean, College of Business, Illinois
Illinois State University                                                    State University, 1997 to present;
Box 5500                                                                     Interim Dean, College of Business,
Normal, IL 61790-5500                                                        Illinois State University, 1996 to 1997
------------------------------------ --------------------------------------- ------------------------------------------

David L. Bomberger, 46,              President                               President and Director, CIML; President
411 Hamilton Boulevard                                                       and Director, CSI; Vice President,
Suite 1200                                                                   Commercial Mortgages, Commercial Federal
Peoria, IL  61602-1104                                                       Bank, January 1999 to May 1999; Senior
                                                                             Vice President, Treasurer and Chief
                                                                             Investment Officer, The Guarantee Life
                                                                             Companies, Inc., 1977 to 1998
------------------------------------ --------------------------------------- ------------------------------------------


                                       4



------------------------------------ --------------------------------------- ------------------------------------------

Fred L. Kaufman, 53,                 Vice President and Treasurer            Treasurer, CIML; Treasurer and Director,
411 Hamilton Boulevard                                                       CSI
Suite 1200
Peoria, IL  61602-1104
------------------------------------ --------------------------------------- ------------------------------------------

Sean X. McKessy, 34,                 Clerk                                   Securities Counsel, Caterpillar Inc.,
100 N.E. Adams Street                                                        2000 to present; Staff Attorney, SEC,
Peoria, IL 61629-5330                                                        1997 to 2000; Associate, Wiley, Rein &
                                                                             Fielding (law firm), 1992 to 1997;
                                                                             Clerk, CIML and CSI
------------------------------------ --------------------------------------- ------------------------------------------

* Messrs. McPheeters and Colgan are each "Interested Persons" (as defined in the 1940 Act) of the Trust, CIML and CSI.

     As of the Record Date, the Trustees and nominees of the Trust and the President of the Trust owned the following shares of the Trust:


------------------------------- ------------------------------------------ ------------------------------- -----------
Fund                            Name of Beneficial Owner                     Shares Beneficially Owned      Percent
                                                                                                            of the
                                                                                                              Fund
------------------------------- ------------------------------------------ ------------------------------- -----------


Large Cap Growth                Gary M. Anna                               848.889                             *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                William F. Bahl                            1,054.911                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                David L. Bomberger                         3,685.622                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                Kevin E. Colgan                            1,502.375                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                F. Lynn McPheeters                         12,241.16                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                Dixie L. Mills                             2,065.209                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                Kenneth J. Zika                            551.46                              *
------------------------------- ------------------------------------------ ------------------------------- -----------
Large Cap Value                 Gary M. Anna                               533.708                             *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                William F. Bahl                            1,087.530                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                David L. Bomberger                         2,260.737                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                F. Lynn McPheeters                         10,986.17                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                Kenneth J. Zika                            2,070.31                            *
------------------------------- ------------------------------------------ ------------------------------- -----------
International Growth            Gary M. Anna                               99.206                              *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                David L. Bomberger                         2,613.537                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
International Value             Gary M. Anna                               795.475                             *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                William F. Bahl                            1,436.434                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                David L. Bomberger                         2,264.618                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                F. Lynn McPheeters                         2,152.16                            *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                Dixie L. Mills                             2,292.476                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                Kenneth J. Zika                            4,106.33                            *
------------------------------- ------------------------------------------ ------------------------------- -----------
Small Cap Growth                Gary M. Anna                               239.999                             *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                William F. Bahl                            1,458.789                           *
------------------------------- ------------------------------------------ ------------------------------- -----------


                                       5



------------------------------- ------------------------------------------ ------------------------------- -----------
                                David L. Bomberger                         2,713.710                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                Dixie L. Mills                             447.063                             *
------------------------------- ------------------------------------------ ------------------------------- -----------
Mid Cap Growth                  Gary M. Anna                               85.470                              *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                David L. Bomberger                         1,685.806                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
Asset Allocation                Gary M. Anna                               742.164                             *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                F. Lynn McPheeters                         1,524.91                            *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                Kenneth J. Zika                            13,164.41                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
Short-Term Government           Gary M. Anna                               1,459.699                           *
Securities
------------------------------- ------------------------------------------ ------------------------------- -----------
Money Market                    Gary M. Anna                               5,788.340                           *
------------------------------- ------------------------------------------ ------------------------------- -----------
                                Dixie L. Mills                             33,787.27                           *
------------------------------- ------------------------------------------ ------------------------------- -----------


* On the Record Date, each of the Trustees, nominees and officers of the Trust owned less than 1% of each Fund's outstanding shares, and the Trustees, nominees and officers of the Trust as a whole owned less than 1% of each Fund's outstanding shares.

     In the fiscal year of the Trust ended June 30, 2001, the Trustees of the Trust met five times. Each Trustee not deemed to be an Interested Person of the Trust receives an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.

     The table below shows the compensation paid to the Trust's Trustees for the year ended June 30, 2001. The Trust does not pay any compensation to its officers or to Trustees who are Interested Persons of CIML.


------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Name of Person, Position  Aggregate              Pension or             Estimated Annual       Total Compensation
                          Compensation from      Retirement Benefits    Benefits Upon          from the Trust and
                          the Trust              Accrued as Part of     Retirement             Fund Complex Paid to
                                                 Fund Expenses                                 Trustees
------------------------- ---------------------- ---------------------- ---------------------- ----------------------


Gary M. Anna, Trustee            $24,500                  $0                     $0                   $24,500
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

William F. Bahl, Trustee         $24,500                  $0                     $0                   $24,500
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Dixie L. Mills, Trustee          $24,500                  $0                     $0                   $24,500
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

                         Independent Public Accountants

     The Trustees have selected PricewaterhouseCoopers LLP as the independent public accountants for the Trust for the fiscal year ending June 30, 2002, subject to removal by a majority of the outstanding shares of the Trust.

     The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:


------------------------------------ ----------------------- ---------------------------- ----------------------------
Entity                               Audit Fees                 Financial Information           All Other Fees
                                                                 Systems Design and
                                                                 Implementation Fees
------------------------------------ ----------------------- ---------------------------- ----------------------------


Large Cap Growth Fund                $28,900                 $0                           $8,969
------------------------------------ ----------------------- ---------------------------- ----------------------------
Large Cap Value Fund                 $24,600                 $0                           $8,144
------------------------------------ ----------------------- ---------------------------- ----------------------------
International Growth Fund            $30,000                 $0                           $3,650
------------------------------------ ----------------------- ---------------------------- ----------------------------
International Value Fund             $30,000                 $0                           $8,144
------------------------------------ ----------------------- ---------------------------- ----------------------------
Small Cap Growth Fund                $22,500                 $0                           $8,143
------------------------------------ ----------------------- ---------------------------- ----------------------------
Mid Cap Growth Fund                  $24,600                 $0                           $3,300
------------------------------------ ----------------------- ---------------------------- ----------------------------
Asset Allocation Fund                $27,850                 $0                           $8,969
------------------------------------ ----------------------- ---------------------------- ----------------------------
Fixed Income Fund                    $24,600                 $0                           $8,969
------------------------------------ ----------------------- ---------------------------- ----------------------------
Short-Term Government Securities     $26,800                 $0                           $8,143
Fund
------------------------------------ ----------------------- ---------------------------- ----------------------------
Money Market Fund                    $20,350                 $0                           $8,144
------------------------------------ ----------------------- ---------------------------- ----------------------------
Caterpillar Entities                 $6,721,000              $3,400,000                   $12,800,000
------------------------------------ ----------------------- ---------------------------- ----------------------------

     The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of the entity's annual financial statements for its most recent fiscal year. The fees disclosed under the caption "All Other Fees" for each Fund include fees billed for services for the fiscal year ended June 30, 2001. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" for "Caterpillar Entities" include fees billed for services, if any, rendered during the fiscal year ended December 31, 2000 to CIML, CSI and Caterpillar Inc., which controls CIML.

     From time to time, in connection with the selection of the Trust's accountants and for other purposes, the Trustees have considered whether the provision of the services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.


                                       7